UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2011

NATURE’S CALL BRANDS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163077	27-1269503
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 S. Durango Drive, Suite 305, Las Vegas, NV  89117-4454
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  702.579.7922

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01           Regulation FD Disclosure.

On February 15, 2011, we issued a News Release announcing the results of the initial field program at the Los Amoles property located in Sonora State, Mexico.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.
99.1	News Release dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S CALL BRANDS INC.

Per:      /s/ Juan Miguel Ríos Gutiérrez
Juan Miguel Ríos Gutiérrez
President, Chief Executive Officer, Secretary,
Treasurer, Chief Financial Officer and Director
February 15, 2011